Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
CL King Investor Conference
New York, New York
September 17, 2009

NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

This presentation contains forward-looking statements, within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate”
and other words and terms of similar meaning are forward-looking statements. West’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.
You should bear this in mind as you consider forward-looking statements. A non-
exclusive list of important factors that may affect future results may be found in
West’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our periodic reports on Form 10-Q and Form 8-K.
You should evaluate any statement in light of these important factors.
Forward Looking Statements

Who We Are
• Founded in 1923
• Global Headquarters near
 Philadelphia
• Market capitalization $1.3 billion
• World’s premier manufacturer
 of components and systems
 for injectable drug delivery
 – Closure systems and prefillable
 syringe components
 – Components for disposable
 systems
 – Devices and device sub-
 assemblies
 – Safety and administration
 systems

West
Delivering Innovative Solutions

NOVARTIS
MERCK
AMGEN®
Genentech
IN BUSINESS FOR LIFE
gsk GlaxoSmithKline
AstraZeneca
Roche
sanofi aventis
Lilly
Pfizer
Wyeth
Medtronic
When Life Depends on Medical Technology
Bristol-Myers Squibb
BD
Johnson & Johnson
Procter & Gamble
novo nordisk®
TEVA®
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Baxter
B|BRAUN
Abbott Laboratories
Hospira

Diverse, Stable Customer Base

West’s Competitive Advantage
 • Unmatched experience/expertise: drug - material interface
 – Global regulatory and technical support
 • Protected IP: Proprietary materials and technology
 • Regulatory barrier to entry: US NDA and ANDA filing must
 include reference to packaging/components in contact
 with the drug
 1. West Drug Master File (DMF) 1546 is confidential
 2. West DMF includes functionality data (multi-year studies)
 3. All primary package changes require new stability/functionality studies for new filing
 • Global manufacturing footprint
 • Engineering expertise in high-volume manufacturing, assembly and vision inspection

West

Delivering Innovative Solutions

$1,200
$1,000
$800
$600
$400
$200
$-
Net Sales
$120
$100
$80
$60
$40
$20
$-
Income from continuing operations
2003
2004
2005
2006
2007
2008
Sales
Income from continuing operations

Sales and Income from Continuing Operations
($ in millions)

• Global economic conditions remain soft
• U.S. government focus on healthcare structural reform and cost containment
• Within our customer base:
 – Changing operating priorities à changing order patterns
 – Working capital / supply chain / inventory management
• Delivering against rising expectations
 • Value (price in their world)
 • Quality
Business Environment

Second Quarter and Year-To-Date Results
($ in millions, except per share data)
Quarter 2			Year-to-date
2009	2008		2009	2008
$261.0	$279.3	Net Sales	$503.4	$550.0
30.2%	29.9%	Gross Margin	29.4%	30.4%
$4.7	$4.9	R&D	$8.9	$10.3
$45.1	$40.9	SG&A	$88.0	$81.0
$29.0	$37.4	Operating Profit (Non-GAAP) *	$51.0	$75.2
$19.9	$25.4	Net Income (Non-GAAP) *	$34.1	$50.4
$0.58	$0.73	Diluted EPS (Non-GAAP) *	$1.00	$1.45
*2009 Q2 and YTD operating profit, net income and diluted EPS excludes a ($0.01) and ($0.02) per share impact, respectively, of Tech restructuring charges and a $0.05 per share YTD impact of discrete tax benefits.
*2008 Q2 and YTD operating profit, net income and diluted EPS excludes a $0.11 and $0.14 per share net gain, respectively, on the Nektar contract settlement, a ($0.02) and ($0.04) per share impact, respectively, of Tech restructuring charges and a $0.03 per share YTD impact of discrete tax benefits.

Asset Management
($M)	6/30/09	12/31/08	6/30/08
Cash	$84.3	$87.2	$102.3
Accounts Receivable	$143.4	$128.6	$159.2
Days Sales Outstanding (DSO)	51.6	44.8	52.7
Inventory	$130.0	$115.7	$127.3
Days Inventory Outstanding (DIO)	46.7	40.3	42.1

Capital Management
($ Millions)	6/30/09	12/31/08
Total Debt	$390.2	$386.0
Total Equity	$533.0	$487.1
Net Debt to Total Capital	36.5%	38.0%

Capital Expenditures:
YTD Spending	$45.2
Full Year Forecast / Actual	$110.0-$120.0	$131.8

• Pharma remains under substantial pressure
 • Global growth projected at 2.5-5% (down from 5-7%)
 • North America down 1-2%
 • Europe 0-1%
 • Emerging economies 5-7% (India, China, Brazil)
• Fundamental underlying industry change - consolidation - focus on large molecule therapies
 • Pfizer - Wyeth
 • Roche - Genentech
 • AstraZeneca - Medimmune
 • Lilly - Imclone
 • Merck - Schering Plough
• How does West continue to grow in this challenging environment?
Business Environment

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Development
Primary Package
Administration
Our Growth Opportunities

Market Dynamics Support Future Growth
• Increasing number of patients
 with chronic illnesses
• Many of these are treated with
 biologic drugs
• Biologic drugs demand ultra-
 clean delivery systems
• Point of care shift: Hospital to
 specialty clinic to home
• Safe, accurate dosing needs
 are pushing the market toward
 integrating the container/
 closure system into the delivery
 system
• Generic growth
Autoimmune Disease
Vaccines
Oncology
Diabetes

Delivering Innovative Solutions

Formulation Types
Oral
Injectable
Topical
Inhalation
Nasal
Transdermal
Other

Pipeline Drug Formulations
34%
42%
10%
4%
4%
3%
3%
Source: IMS, Tufts CSDD
Over a third of all pipeline drugs will be in injectable formulation

Delivering Innovative Solutions

Number of Blockbuster Products
110
100
90
80
70
60
50
40
30
20
10
0
BIOTECH
OTHER
22
2000
2002
2004
2006
2007

Global Biotech Blockbusters
(Annual Sales >$1Billion)
Total
39
Total
106
2007’s 22 Biotech Blockbusters
Enbrel (Amgen/Wyeth)
Aranesp (Amgen)
Remicade (J&J/SP)
Rituxan (Roche)
Neulasta (Amgen)
Erypo/Procrit (J&J)
Herceptin (Roche)
Epogen (Amgen)
Avastin (Roche)
Humira (Abbott)
Lantus (Sanofi-Aventis)
Avonex (Biogen Idec)
Neorecormon (Roche)
Gardasil (Merck)
Rebif (Serono)
Neupogen (Amgen)
Novorapid (Novo Nordisk)
Erbitux (Imclone/Merck KGaA/BMS)
Lucentis (Roche/Novartis/Genentech)
Synagis (MedImmune)
Humalog (Lilly)
Betaferon (Bayer/Schering AG)
Sources: IMS 2008 Global Biotech Perspective report and Company
Estimates
 West supplies components for all
 current Biotech Blockbuster products

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Our Growth Strategy
 • Build market share in multi-
 component systems for drug
 administration
 • Expand proprietary product portfolio
 through innovation and strategic
 technology acquisitions
 • Market segmentation to generate
  organic growth
 • New product innovation
 • Lean manufacturing
 • Strategic acquisitions
 • Geographic expansion
 • Capacity build - Europe, Singapore,
  North America
 • China plastics
 • India rubber site selection

Primary Drug Packaging
West FluroTec®
Components
Seal - Stopper - Vial
Daikyo Crystal Zenith® Vials
Estimated Market Size - $1.5 billion
CAGR - 4%
Source: Company estimate for vial systems only
West Spectra™ Seals
Crystal Zenith is a registered trademark of Daikyo Seiko, Ltd.
FluroTec and Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd.

Delivering Innovative Solutions

NOVAPURE
NOVAPURE

Core Strategy - Adding Incremental Value per Unit
Uncoated 4432/50 V35
$50
$200
4432/50 S2 FluroTec®
Westar RS
$250
4432/50 S2 FluroTec®
Westar RS B2-40 Port Bag
$300
4432/50 S2 FluroTec®
Westar® RS B2-40
(1000 packs)
$465
4432/50 Sterile S2 W
(RU) Ready PackÔ
(1000 packs)
$2,900
RU Ready PackÔ System
(small volume sourcing only)
$3,500
$360

China Plastics Facility

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Our Growth Strategy
 • Build market share in multi-
 component systems for drug
 administration
 • Expand proprietary product portfolio
 through innovation and strategic
 technology acquisitions
 • Market segmentation to generate
  organic growth
 • New product innovation
 • Lean manufacturing
 • Strategic acquisitions
 • Geographic expansion
 • Capacity build - Europe, Singapore,
  North America
 • China plastics
 • India rubber site selection

Delivery Systems - Key Programs
Vial2Bag™
Mix2Vial®
MixJect®
NovaGuard™
Safety Needle
Device
ConfiDose®
Auto-injector
Daikyo Crystal Zenith®

Packaging & Delivery Systems for Large Molecules Key Driver
• Currently all large molecule drugs are delivered
 by injection
• West components are preferred and used for
 the top selling biotech therapeutics
• Used predominantly to treat chronic diseases
 – Diabetes
 – Cancer
 – Auto-immune
• Fastest growing segment of our business
• Strong profit driver

• Polybutadiene
 Flurotec® liner
• Low temperature
 resistance
• Ease of handling
First-in-Human Containers
Bulk Containers
Inserted Needle Syringes
• Stored frozen in
 Phase 1
• Ideal cleanliness
• Low adsorption
 properties
• Ideal for auto-injectors
• No tungsten, glue or
 silicone
• Ease of handling
Total Life Cycle Containment
Daikyo Crystal Zenith®
Daikyo Crystal Zenith® and Flurotec® are registered trademarks of Daikyo Seiko,
Ltd.

Critical Stability Issues for Biotechnology Drugs
• Aggregation
 – Silicone, tungsten, glue, mfg. processing
• Adsorption - vials and syringes
 – Impacts potency of large molecules
• Immunogenicity/Neurogenicity
• Polysorbate 20 and 80
 – Detergents used for mitigating aggregation
 – Highly unpredictable
 • Too much creates aggregation
 • Potential for peroxide creation

Comparison of protein aggregation in glass versus CZ for
a model antibody
Daikyo Crystal Zenith®
Glass

Our Long-term Focus
• The fundamentals matter
 – Superior quality and service win business
• Margin improvement - lean manufacturing, OEE
• Continued investment for the future
 – Innovation
 – Geographic expansion
 – Technology & product acquisitions
• Financial discipline
 – Maintain strong operating cash flow
 – Prudent spending: discretionary SG&A, R&D and Capex
 – Maintain a strong balance sheet
 – Return on Invested Capital > Weighted average cost of capital

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Five-Year Growth Opportunity
$2 billion combined markets for safety,
prefilled and autoinjectors:
 • Unit growth 6-12%, varies depending
  on segment
 • West 2008 sales: $170 million
 • 2008 OP margin: 7%
Strategic Planning Goals - Systems:
 • Projected 2013 sales of $550 million
 • Projected 2013 OP margin 20%
$1.5 billion market for components
 • Unit growth 0-8% per year depending
  on segment
 • West 2008 sales: $800 million
 • 2008 OP margin: 17.5%
Strategic Planning Goals - components:
 • Projected 2013 sales of $1.05 billion
 • Projected 2013 OP margin 20%

Summary
• Market leader
• Proprietary technology
• Regulatory expertise
• Customer base
• Global footprint
• Partnerships
 – Daikyo
 – Mexico
• New product pipeline
• Financial position
 – Cash flow
 – Balance sheet
• People
Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe
Systems
Safety and Administration
Systems

Each and every day,
more than 80 million
West products are used
to enhance the quality of
healthcare around the world.

Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
CL King Investor Conference
New York, New York
September 17, 2009

NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.